EXHIBIT 10.2
- - ------------


               THIRD AMENDMENT TO CREDIT AGREEMENT



          THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third
Amendment"), dated as of March 1, 1994, is entered into by and among the following parties:

          STORAGE TECHNOLOGY CORPORATION ("STK");

          STORAGETEK FINANCIAL SERVICES CORPORATION ("New SFSC");

          STORAGETEK RELOCATION OPERATIONS, INC. ("Old SFSC");

          STORAGE TECHNOLOGY DE PUERTO RICO, INC. ("STPR");

          XL/DATACOMP, INC. ("XL/DC") (STK, New SFSC, STPR and
XL/DC are collectively referred to as the "Borrowers");

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"); and

          The several financial institutions party to the Credit
Agreement referred to below (collectively, the "Lenders").

                            RECITALS

          A. The Borrowers (other than New SFSC), Old SFSC, the Lenders and the Agent are parties to that certain $150,000,000 Multicurrency Credit Agreement dated as of March 31, 1993, as amended by the First Amendment to Credit Agreement dated as of August 6, 1993, and as further amended by the Second Amendment to Credit Agreement dated as of September 24, 1993 (the "Prior Credit Agreement"), pursuant to which the Agent and the Lenders have extended certain credit facilities and other financial accommodations to the Borrowers.

          B. The Borrowers have requested that the Lenders agree to amend Schedule 1.01(c)(1) of the Prior Credit Agreement in order to reflect accurately the changes in the Borrowers' corporate cash investment policy. A copy of the Borrowers' new corporate cash investment policy is attached hereto as EXHIBIT A (the "New Schedule 1.01(c)(1)").

          C. The Borrowers have also requested that the Lenders agree to certain other amendments to the Prior Credit Agreement.

          D.   The Borrowers have also informed the Lenders that
(i) Old SFSC, which was a party to the Prior Credit Agreement and the other Loan Documents intends to change its name to

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"StorageTek Relocation Operations Inc.," and (ii) New SFSC has
been formed for the purpose of acquiring equipment manufactured and/or distributed by STK and, in turn, leasing or selling such equipment to other Persons. The Old SFSC is, at present, a dormant shell company that does not hold any assets, does not have any liabilities (other than to the Lenders) and does not conduct any business operations.

          E. STK intends to (i) transfer, assign and convey to New SFSC all of its right, title and interest in and to certain existing leases and installment sales agreements entered into by STK prior to January 6, 1994, together with the related equipment and upgrades, and (ii) have New SFSC be the lessor under all leases of the equipment manufactured and/or distributed by STK entered into on or after January 6, 1994. Consistent with the terms and provisions of the Credit Agreement and the other Loan Documents, STK intends to provide New SFSC with financing in connection with New SFSC's on-going purchases of equipment and, as may from time to time be warranted, contribute additional capital to New SFSC.

          F. In connection with the intended name change for Old SFSC and the formation of New SFSC, the Borrowers have requested that (i) Old SFSC be deleted as a Borrower under the Loan Documents, and (ii) New SFSC be added as a Borrower under the Loan Documents. New SFSC has agreed to assume and be bound by all of the obligations, duties and Indebtedness imposed on the Borrowers under the Loan Documents.

          G. The Lenders are willing to agree to the Borrowers requested amendments to the Prior Credit Agreement, pursuant to
Section 9.01 of the Prior Credit Agreement and subject to the terms and conditions of this Third Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms; General Principles.

               (a)  Definitions.  Unless otherwise defined
herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement. This Third Amendment is incorporated into the Prior Credit Agreement by this reference and made a part thereof. The Prior Credit Agreement, as modified by this Third Amendment, is herein referred to as the "Credit Agreement."

               (b)  SFSC.  Unless otherwise specified, all
references to "SFSC" in the Prior Credit Agreement, this Third

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Amendment or any other Loan Documents (including, without
limitation, all Collateral Documents) shall refer to New SFSC.

          2.   Amendment of Prior Credit Agreement.

               (a) Release of Old SFSC; New SFSC Added as Party. Old SFSC is hereby released from its Indebtedness and obligations under the Prior Credit Agreement (other than Section 9.06 [Indemnity] of the Prior Credit Agreement) and all other Loan Documents. New SFSC hereby (i) assumes and agrees to be bound by all of Old SFSC's Indebtedness and obligations under the Loan Documents, and (ii) succeeds to all of Old SFSC's right, title and interest in and under the Loan Documents. New SFSC hereby adopts, ratifies and agrees to be bound by all of the Loan Documents (including, without limitation, the Collateral Documents) as if such Loan Documents were fully set forth herein. New SFSC and Old SFSC hereby agree that they will take all action that the Agent may reasonably request to make sure that none of the Liens granted by Old SFSC in favor of the Agent, which Liens are hereby expressly assumed, ratified and reaffirmed by New SFSC, is in any way released, impaired or adversely affected.
New SFSC and Old SFSC also agree to execute and deliver any other agreements or documents that the Agent may reasonably request to implement the provisions of this Section 2(a).

               (b) Schedule 1.01(c)(1). Schedule 1.01(c)(1) of the Prior Credit Agreement is hereby deleted and replaced in its entirety by the New Schedule 1.01(c)(1).

               (c)  Certain Definitions.  Section 1.01 of the
Prior Credit Agreement is hereby amended as follows:

          (i) The definition of "Assessment Rate" is hereby amended by deleting it in its entirety and inserting in its place the following:

          "Assessment Rate" means, for each Interest Period, the rate determined by the Agent as equal to the annual assessment rate in effect on the first day of such Interest Period payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. Section 327.3(d)) for insuring time deposits at offices of such member in the United
          States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on the first day of such Interest Period that is

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          payable to the FDIC by commercial banks (whether or not
          applicable to the Banks) for insuring time deposits at offices of such banks in the United States.

          (ii) The following defined term shall be inserted in the Prior Credit Agreement, to appear in the appropriate alphabetical order:

          "Amperif" means Amperif Corporation.

          (iii)  Subsection (g) of the definition of "Eligible
Lease Receivables" set forth in the Prior Credit Agreement is hereby amended by deleting it in its entirety and inserting in place thereof the following:

               "(g) the Lease Receivable, when combined with the Adjusted Value of all other Lease Receivables owing by the Account Debtor and its Apparent Affiliates to the Borrower, would not exceed 10% (or, solely in the case of those Account Debtors that are Investment Grade Obligors, 30%) of the total Adjusted Value of Eligible Lease Receivables of the Borrower in the aggregate, except to the extent that the Adjusted Value of such Lease Receivable would, together with the Adjusted Value of all such other Lease Receivables, not exceed 10% (or, solely in the case of those Account Debtors that are Investment Grade Obligors, 30%) of the Adjusted Value of total Eligible Lease Receivables of such Borrower;"

          (iv) The definition of "Net Income" is hereby amended by inserting the phrase "(including cumulative effects of accounting changes)" following the phrase "extraordinary items".

          (v) The definition of "Net Loss" is hereby amended by inserting the phrase "(including cumulative effects of accounting changes)" following the phrase "extraordinary items".

               (d) Financial Results of Amperif. Solely for the purposes of calculating the financial covenants set forth in
Section 6.03 of the Prior Credit Agreement, Amperif's financial performance and results (i) will not be included for purposes of determining compliance with the Credit Agreement for all periods prior to, and including, the third Fiscal Quarter of Fiscal Year 1993, and (ii) will be included for purposes of determining compliance with the Credit Agreement for all periods beginning with the fourth Fiscal Quarter of Fiscal Year 1993 and each Fiscal Quarter thereafter.

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              (e)  Consolidated Tangible Net Worth.  Section
6.03(a) of the Prior Credit Agreement is hereby amended by (i) deleting the number "$730,000,000" and inserting in its place the number "$690,000,000", and (ii) inserting the phrase "(excluding any Net Loss)" following the phrase "Consolidated Net Income" in clause (i).

               (f) Fixed Charge Coverage Ratio. Section 6.03(c) of the Prior Credit Agreement is hereby amended by deleting the required ratios set forth for all periods following the Fiscal Quarter ending on September 24, 1993, and inserting in place thereof the following:

     Fiscal Quarter
        Ending On                            Ratio

     December 31, 1993                       1.75:1.00
     April 1, 1994                           1.10:1.00
     July 1, 1994                            1.10:1.00
     September 30, 1994                      1.75:1.00
     December 30, 1994 and thereafter        2.75:1.00


               (g)  Net Income.  Section 6.03(d) of the Prior
Credit Agreement is hereby amended by deleting it in its entirety and inserting in place thereof the following:

               "(d) Net Income. Not permit (i) any Consolidated Net Loss of STK and its Subsidiaries to occur for each of any two consecutive Fiscal Quarters (calculated as of the last day of each such Fiscal Quarter), provided, however, that STK may permit a Consolidated Net Loss for each of the first two Fiscal Quarters of Fiscal Year 1994; (ii) Consolidated Net Loss of STK and its subsidiaries for any Fiscal Quarter to be greater than $10,000,000, provided, however, that in respect of the Fiscal Quarter ending April 1, 1994, such Consolidated Net Loss shall not be greater than $35,000,000; or
          (iii) any Consolidated Net Loss of STK and its Subsidiaries for any Fiscal Quarter to occur if STK and its Subsidiaries also incur a Consolidated extraordinary loss, as determined in accordance with GAAP, of more than $15,000,000 for such Fiscal Quarter."

               (h)  Leverage Ratio.  Section 6.03(e) of the Prior
Credit Agreement is hereby amended by inserting at the end of that section the following provision:

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         "provided, however, that with respect to each of the
          third Fiscal Quarter of 1994 and the fourth Fiscal
          Quarter of 1994, the Consolidated Leverage Ratio of STK and its Subsidiaries shall not be greater than 1.15:1.00."

               (i)  Total Leverage Ratio.  Section 6.03(f) of the
Prior Credit Agreement is hereby amended by inserting at the end of that section the following provision:

          "; provided, however, that with respect to each of the third Fiscal Quarter of 1994 and the fourth Fiscal Quarter of 1994, the Consolidated Total Leverage Ratio of STK and its Subsidiaries shall not be greater than 1.20:1.00."

          3.   Waiver.

               (a) Subject to the terms and conditions hereof, the Lenders hereby waive the Existing Defaults. For purposes hereof, the "Existing Defaults" shall mean the Events of Default existing under Section 7.01(c) of the Prior Credit Agreement as of the date hereof solely be virtue of the default by the Borrowers under Section 6.03(c) of the Prior Credit Agreement as of December 31, 1993.

               (b) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Lenders' ability to enforce) any other default or Event of Default other than the Existing Defaults.

          4. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

               (a)  Other than the Existing Defaults, no Event of
Default has occurred and is continuing;

               (b) The execution, delivery and performance by each Borrower of this Third Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower's charter or bylaws, (ii) any law, rule, regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Borrower or any of its properties, or (iii) any contractual restriction binding on or affecting such Borrower or any of its properties, except, in each case, where any such contravention would not cause a Material Adverse Effect or render any Loan

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Document unenforceable against such Borrower or any third party, and do not result in or require the creation of any Lien (other than pursuant to the Credit Agreement or pursuant to the Collateral Documents) upon or with respect to any of its material properties;

               (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by any Borrower of this Third
Amendment;

               (d)  This Third Amendment, the Prior Credit
Agreement, as amended hereby, and all other Loan Documents are each the legal, valid and binding obligation of each Borrower enforceable against such Borrower (including, without limitation, New SFSC) in accordance with their terms;

               (e) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct;

               (f) Old SFSC does not currently have any assets or conduct any business operations;

               (g) Upon the filing of the Financing Statements, the transactions described in Section 2(a) of this Third
Amendment do not in any way waive, impair, adversely affect or lower the priority of the Liens granted by Borrowers and Old SFSC in favor of the Agent in and to the Collateral;

               (h) New SFSC has not granted or permitted to exist any Liens on the Collateral in favor of any Person other than the Agent (except for Liens created by or pursuant to the Loan Documents and Permitted Liens); and

               (i)  The Borrowers are entering into this Third
Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Lenders or any other Person.

          5. Effective Date. This Third Amendment shall be deemed effective as of March 1, 1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

               (a) The Agent has received from the Borrowers and each of the Majority Lenders a complete and duly executed original of this Third Amendment;

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               (b)  The Agent has received from each of the
Borrowers a certificate signed by the Secretary or Assistant Secretary of such Borrower, certifying that the resolution passed by the board of directors of such corporation in connection with the execution delivery and performance of the Prior Credit Agreement authorizes the execution, delivery and performance of this Third Amendment and the Credit Agreement and that such resolution is in full force and effect as of the date of delivery of such certificate;

               (c) The Agent has received evidence of the due filing of proper financing statements (Form UCC-1) naming New SFSC as debtor (the "Financing Statements") under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect or maintain the perfection of the security interests created by the U.S. Security Agreements;

               (d)  The Agent shall have received from the
Borrowers, for the pro rata account of each Lender, an amendment fee equal to 0.10% times the amount of each Lender's Commitment;
and

               (e) All representations and warranties contained herein (including statements contained in the recitals hereof) are true and correct as of the date the Agent has received a duly executed original of this Third Amendment from all of the parties hereto.

          6. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Lenders of this Third Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Lenders to execute similar agreements or provide other accommodations under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person.

          7.   Miscellaneous.

               (a)  Except as herein expressly amended, all
terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Third Amendment. This Third Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

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              (b)  The Borrowers agree to pay or reimburse the
Agent, on demand, for all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Third Amendment.

               (c) This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Third Amendment.

               (d) This Third Amendment shall be governed by and construed in accordance with the law of the State of California.

               (e) This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

               (f)  This Third Amendment, together with the
Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Third Amendment supersedes all prior drafts and communications with respect thereto. This Third Amendment may not be amended except in accordance with the provisions of
Section 9.01 of the Credit Agreement.

               (g)  If any term or provision of this Third
Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Third Amendment or the Credit Agreement, respectively.

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         IN WITNESS WHEREOF, the parties hereto have executed
and delivered this Third Amendment as of the date first above written.

                             THE BORROWERS:

                             STORAGE TECHNOLOGY CORPORATION


                             By: /s/ Mark D. McGregor
                                ------------------------------
                                Name:  Mark D. McGregor
                                Title: Assistant Treasurer

                             STORAGE TECHNOLOGY DE PUERTO RICO, INC.


                             By:  /s/ Mark D. McGregor
                                ------------------------------
                                Name:  Mark D. McGregor
                                Title: Assistant Treasurer


                             XL/DATACOMP, INC.


                             By:  /s/ Mark D. McGregor
                                ------------------------------
                                Name:  Mark D. McGregor
                                Title: Assistant Treasurer


                             STORAGETEK FINANCIAL SERVICES CORPORATION


                             By:  /s/ Robert J. Kali
                                ------------------------------
                                Name:  Robert J. Kali
                                Title: Vice President & Chief
                                       Operating Officer

                             STORAGETEK RELOCATION OPERATIONS, INC.


                             By:  /s/ Robert J. Kali
                                ------------------------------
                                Name:  Robert J. Kali
                                Title: Vice President & Chief
                                       Operating Officer



                                  10.
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                             THE AGENT:

                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION,
                               as Agent


                             By:  /s/ Judith L. Kramer
                                ------------------------------
                                Name: Judith L. Kramer
                                Title:  Vice President


                             THE SWING LINE BANK:

                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as Swing
                               Line Bank


                             By:  /s/ Kevin McMahon
                                ------------------------------
                                Name: Kevin McMahon
                                Title:  Vice President

                             THE ISSUING BANK:

                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as Issuing
                               Bank

                             By:  /s/ Kevin McMahon
                                ------------------------------
                                Name: Kevin McMahon
                                Title:  Vice President


                             THE LENDERS:


                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                             By:  /s/ Kevin McMahon
                                ------------------------------
                                Name: Kevin McMahon
                                Title:  Vice President

                                  11.
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                             THE FIRST NATIONAL BANK OF BOSTON


                             By:  /s/ Andrea Lamp Peabody
                                ------------------------------
                                Name: Andrea Lamp Peabody
                                Title: Division Executive


                             BANK OF MONTREAL


                             By:  /s/ Daniel A. Brown
                                ------------------------------
                                Name: Daniel A. Brown
                                Title: Director


                             NBD BANK, N.A.


                             By:  /s/ James Gregory Mickens
                                ------------------------------
                                Name: James Gregory Mickens
                                Title: Vice President


                             CONTINENTAL BANK N.A.


                             By:  /s/ Elizabeth M. Nolan
                                ------------------------------
                                Name: Elizabeth M. Nolan
                                Title: Vice President


                                  12.
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                            FIRST INTERSTATE BANK OF DENVER


                             By:  /s/ Alex J. McCombs
                                ------------------------------
                                Name: Alex J. McCombs
                                Title: Vice President


                             BANQUE NATIONALE DE PARIS


                             By:
                                ------------------------------
                                Name:
                                Title:


                             By:
                                ------------------------------
                                Name:
                                Title:






                                  13.

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